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                                                                    Exhibit 10.4


                           INVESTORS RIGHTS AGREEMENT

     THIS INVESTORS RIGHTS AGREEMENT ("Agreement") is made as of January 12, 2001, by and among Inergy Partners, LLC, a Delaware limited liability company, (the "Company") and the persons and entities listed on the signature pages hereof (each, an "Investor" and, collectively, the "Investors").

     WHEREAS, KCEP VENTURES II, L.P. ("KCEP") made a 10% preferred interest investment (the "KCEP 1999 Interests") in the Company pursuant to a Securities Purchase Agreement dated December 31, 1999, between the Company and KCEP.

     WHEREAS, the Investors are making an 11% preferred interest investment in the Company pursuant to a Securities Purchase Agreement dated January 12, 2001, by and among the Company, the Investors, and the Warrant Investors that are signatory thereto (the "Securities Purchase Agreement").

     WHEREAS, the KCEP 1999 Interests are, and the Class A Preferred Interests (as defined in Securities Purchase Agreement) to be acquired by the Investors under the Securities Purchase Agreement, as well as any securities into which or for which the KCEP 1999 Interests and the Class A Preferred Interests may be converted or exchanged in the future, will be "restricted securities" as defined in Rule 144 under the Securities Act of 1933, as amended. As a result, there will be significant restrictions on the ability of the holders of such securities to resell those securities in the absence of registration under applicable federal and state securities laws.

     WHEREAS, the Company may in the future conduct a public offering of common units (the "Common Units") representing limited partner units in a master limited partnership (the "Qualified IPO"), and upon successful completion of the Qualified IPO, the KCEP 1999 Interests and the Class A Preferred Interests will be converted into senior subordinated units of the master limited partnership (the "Senior Subordinated Units").

     WHEREAS, pursuant to the terms of the master limited partnership agreement, the Senior Subordinated Units from time to time will be released from subordination such that they may be converted into common units of the master limited partnership (the "Common Units").

     WHEREAS, the execution and delivery of this Agreement by the parties hereto is a condition precedent to the Investors' obligation to purchase the Class A Preferred Interests under the Securities Purchase Agreement.

     NOW THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties hereby agree as follows:

     1. Definitions. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Securities Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

       (a) "Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
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       (b) "Blackout Period" means any period

           (A) beginning on the date on which the Company notifies the Holders (as defined below) that (i) the Board of Directors of the Company, in its good faith judgment, has determined that there are material developments with respect to the Company such that it would be seriously detrimental to the Company and its unitholders to utilize a registration statement pursuant to this Agreement; or (ii) the Board of Directors of the Company, in its good faith judgment, has determined that financial statements with respect to the Company, which may be required to utilize a registration statement pursuant to this Agreement, are unavailable; and

           (B) ending on the date (1) with respect to clause (i) above, as soon as practicable but not more than 30 days after the date on which the Company notifies the Holders of the Board of Directors' determination; and (2) with respect to clause (ii) above, as soon as financial statements sufficient to permit the Company to file or permit the utilization of a registration statement under the Act have become available.

       (c) "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

       (d) "Final Subordination Release Date" shall mean the Subordination Release Date on which all Senior Subordinated Units that remain outstanding and that have not previously been released from subordination are released from subordination pursuant to the master limited partnership agreement, such that they may be converted into Common Units.

       (e) "Holder" or "Holders" shall mean any holder of outstanding Registrable Securities (as defined below) or anyone who holds outstanding Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with this Agreement.

       (f) "Initiating Holders" shall mean any Holder or Holders of at least fifty percent (50%) of the then-outstanding Registrable Securities.

       (g) "Maximum Includable Securities" shall mean the maximum number of each type or class of the Company's securities that the managing underwriter, in its good faith judgment, deems practicable to offer and sell at that time in a firm commitment underwritten offering without materially and adversely affecting the marketability or price of the securities of the Company to be offered. When more than one type or class of the Company's securities are to be included in a registration, the managing underwriter of the offering shall designate the maximum number of each such type or class of securities that is included in the Maximum Includable Securities.

       (h) "Minimum Demand Amount" shall mean

           (i) following the first Subordination Release Date and prior to the second Subordination Release Date, the Minimum Demand Amount shall be $5,000,000;

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           (ii) following the second Subordination Release Date (if such a
Subordination Release Date occurs) and prior to the third Subordination Release Date, the Minimum Demand Amount shall be $10,000,000; and

           (iii) at all times following the third Subordination Release Date (if such a Subordination Release Date occurs) the Minimum Demand Amount shall be $15,000,000.

       (i) "Register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

       (j) "Registrable Securities" shall mean

           (i) Common Units held by the Investors that were issued (A) upon conversion of the Senior Subordinated Units or (B) as a result of a stock split or dividend or recapitalization with respect to such Common Units or (C) as a result of any merger, consolidation or reorganization with respect to such Common Units; and

           (ii) any other successor securities received in respect of any of the securities described in Section 1(j)(i).
                        ---------------

As to any particular Registrable Securities, such securities will cease to be Registrable Securities (y) when they have been distributed to the public pursuant to an offering registered under the Act, or (z) when they have been sold to the public through a broker, dealer, or market-maker in compliance with Rule 144 under the Act.

       (k) "SEC" means the Securities and Exchange Commission.

       (l) "Subordination Release Date" shall mean each date on which Senior Subordinated Units are released from subordination pursuant to the master limited partnership agreement, such that they may be converted into Common Units.

       (m) "Violation" means any of the following statements, omissions, or violations: (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation by the Company of any rule or regulation promulgated under the Act or any state securities law applicable to the Company and relating to action or inaction required of the Company in connection with any such registration.

     2. Demand Registration Rights.

       (a) If, at any time after the expiration of any lock-up agreements between the Holders and the managing underwriter of a Qualified IPO, the Company shall receive a written request from the Initiating Holders requesting the registration of at least fifty percent (50%) of the Registrable Securities then outstanding (or a lesser percentage if the anticipated aggregate offering price, net of underwriting discounts and commissions, would exceed the then-current

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Minimum Demand Amount), then the Company shall, within 10 days of the receipt thereof, give written notice of such request to all Holders in accordance with the notice provisions of Section 14(b) hereof. Subject to the limitations of
                         -------------
Section 2(b), the Company shall effect as soon as practicable, and in any event
------------
within 150 days of the receipt of such request, the registration under the Act of all Registrable Securities that the Holders request to be registered within 20 days of the mailing of such notice by the Company.

       (b) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting registration of the Registrable Securities pursuant to this
Section 2 a certificate signed by the President of the Company stating that a
---------
Blackout Period is in effect, the Company shall have the right to defer such filing during the term of such Blackout Period; provided, that the Company may
                                                --------
not file a registration statement for securities to be issued and sold for its own account or for the account of any other person during any Blackout Period and further provided that the Company may not utilize this right more than twice
    ------- --------
in any 12-month period or in a manner that results in Blackout Periods pursuant to any and all provisions of this Agreement aggregating more than 180 days during any 12-month period.

       (c) If the Initiating Holders give written notice requesting registration of their Registrable Securities pursuant to this Section 2, and if the Company
                                                 ---------
at that time is not eligible to register its securities on Form S-3, the Company shall prepare and file a registration statement on such other form for the general registration of securities as may be appropriate in accordance with the terms and conditions set forth in this Section 2.
                                       ---------

       (d) The Company may propose to include additional Common Units or other securities ("Additional Units") to be sold by the Company and/or by other holders of Common Units or other securities in any registration statement to be filed pursuant to this Section 2. The Initiating Holders shall have the right to
                       ---------
reduce the number of Additional Units requested to be registered by other securityholders pursuant to this Section 2(d) (including, if necessary, to zero)
                                 ------------
if, in the good faith opinion of the underwriter or underwriters of such offering, the inclusion of such Additional Units would materially and adversely affect the marketability or price of the Registrable Securities to be offered by the Holders in such registration.

       (e) The Company shall be obligated to effect one registration pursuant to this Section 2 for each Subordination Release Date that occurs, provided that the Company shall not be obligated to effect more than one registration pursuant to this Section 2 in any 12-month period.

       (f) The Initiating Holders shall have the right to select the managing underwriter or underwriters, subject to the approval of the Company, which approval shall not be unreasonably withheld, that will undertake the sale and distribution of the Shares to be included in a registration statement filed under the provisions of this Section 2. If the managing underwriter advises the Company in writing that marketing factors require a limitation of the number of Registrable Securities to be underwritten, then the Company shall furnish all Holders of Registrable Securities that would otherwise be underwritten with a written statement of the managing underwriter as to the Maximum Includable Securities. In such event, the number of Registrable Securities that may be included in the underwriting shall be allocated among all Holders requesting registration on a pro rata basis, with the number of Registrable Securities of

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each Holder thereof included in the registration to be that number determined by multiplying the total number of such type or class of security included in the Maximum Includable Securities by a fraction, the numerator of which shall be the total number of such type or class of security that such Holder owns, and the denominator of which shall be the total number of such type or class of security owned by all Holders that have requested inclusion of such type or class of security in the registration. Any reduction of more than 50% of the Registrable Securities sought to be registered will not be considered a registration under this Section 2.


       3. Registration on Form S-3.

          (a) In addition to the registration rights provided pursuant to
Section 2 of this Agreement, if at any time that the Company is eligible to register its securities on Form S-3 (or any successor to Form S-3) the Company shall receive a written request from the Initiating Holders that the Company file a registration statement under the Act on Form S-3 to register for resale at least thirty-three and one-third percent (33 1/3%) of the Registrable Securities then outstanding (or a lessor percentage if the anticipated aggregate offering price, net of underwriting discounts and commissions, would exceed $3,000,000), then the Company shall, within 10 days of receipt thereof, give written notice of such request to all Holders in accordance with the notice provisions of Section 14(b) hereof. The Company shall effect as soon as practicable, and in any event within 120 days of the receipt of such request, the registration on Form S-3 under the Act of all Registrable Securities that the Holders request to be registered within 20 days of the mailing of such notice by the Company.

          (b) The Company shall be obligated to effect only one such registration pursuant to this Section 3 in each 12-month period; provided further, the Company shall not be obligated to effect any registrations pursuant to this Section 3 during any 12-month period following the effective date of a registration under Section 2.

          (c) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 3 a certificate signed by the President of the Company stating that a Blackout Period is in effect, the Company shall have the right to defer such filing during the term of such Blackout Period; provided, that the Company may not file a registration statement for securities to be issued and sold for its own account or for the account of any other person during any Blackout Period and further provided, that the Company may not utilize this right more than twice in any 12-month period or in a manner that results in Blackout Periods pursuant to any and all provisions of this Agreement aggregating more than 180 days during any 12-month period.

          (d) If the Company shall furnish to Holders whose Registrable Securities have been registered pursuant to this Section 3 a certificate signed by the President of the Company stating that a Blackout Period is in effect, the Holders shall not sell any Registrable Securities during such Blackout Period, notwithstanding the fact that such Registrable Securities may otherwise be sold pursuant to the effective registration statement or otherwise.

          (e) If any proposed registration pursuant to this Section 3 is to be an underwritten offering, the provisions of Sections 2(d) and 2(f) shall apply.

                                       5
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4.  Piggy-Back Registration Rights.

     (a) If, following the effective date of the first registration statement for a qualified IPO (but without any obligation to do so), the Company proposes to file on its behalf and/or on behalf of any of its securityholders a registration statement under the Act with respect to any of its securities, the Company shall give each Holder written notice at least 20 days before the filing with the SEC of such registration statement. If any Holder desires to have Registrable Securities registered pursuant to this Section 4, such Holder shall so advise the Company in writing within 15 days after the date of delivery of such notice. The Company shall thereupon include in such filing the number of Registrable Securities for which registration is so requested, subject to its right to reduce the number of Registrable Securities as hereinafter provided, and shall use its best efforts to effect registration under the Act of such Registrable Securities. Notwithstanding the foregoing, the Company shall not be required to provide notice of filing of a registration statement and to include therein any Registrable Securities if the proposed registration is

          (i) a registration on Form S-8, or other comparable form then in effect, of stock options, compensatory stock purchases, compensation or incentive plans, or of securities issued or issuable pursuant to any such plan, or a dividend reinvestment plan; or

          (ii) a registration of securities proposed to be issued in exchange for securities or assets of, or in connection with, a merger or consolidation with another corporation.

     (b) In the event the offering in which any Holder's Registrable Securities are to be included pursuant to this Section 4 is to be underwritten, the Company shall furnish the Holders with a written statement of the managing underwriter as to the Maximum Includable Securities as soon as practicable after the expiration of the 15-day period provided for in Section 4(a). The managing underwriter may exclude Registrable Securities entirely from such registration, provided that the managing underwriter also excludes from such registration and underwriting all securities held by any other person. If the total number of securities proposed to be included in such registration statement is in excess of the Maximum Includable Securities, the number of securities to be included within the coverage of such registration statement shall be reduced to the Maximum Includable Securities as follows:

          (i) no reduction shall be made in the number of securities to be registered for the account of the Company or for the benefit of any of the Company's securityholders that have the right to require the Company to initiate the registration of such securities; and

          (ii) the number of Registrable Securities and other securities that may be included in the registration, if any, shall be allocated among the Holders of Registrable Securities and holders of other securities (the "Other Holders") requesting inclusion on a pro rata basis, with the number of each type or class of securities of each Holder and Other Holder thereof included in the registration to be that number determined by multiplying (A) the total number of such type or class of security included in the Maximum Includable Securities less (B) the number of such type or class of security to be registered for the account of the Company or other securityholders that have the right to require the Company to initiate the registration, by a

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fraction, the numerator of which will be the total number of such type or class of security that such Holder or Other Holder owns, and the denominator of which will be the total number of such type or class of security owned by all Holders and Other Holders that have requested inclusion of such type or class of security in the registration.

       (c) The Company or securityholders having the right to require the Company to register their shares, as the case may be, shall, in its or their sole discretion, select the managing underwriter or underwriters, if any, that are to undertake the sale and distribution of the Registrable Securities to be included in a registration statement filed under the provisions of this Section 3.


       (d) The right to registration provided in this Section 4 is in addition to and not in lieu of the registration rights provided in Sections 2 and 3.


     5. Obligations of the Company. Whenever required to effect the registration of any Registrable Securities under this Agreement, the Company shall, as expeditiously as reasonably possible:

       (a) Prepare and file with the SEC a registration statement on such form as the Company deems appropriate with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective. With respect to registration statements filed pursuant to Sections 2 or 4 of this Agreement, upon the request of the Holders of a majority of the Registrable Securities registered thereunder the Company shall keep such registration statement effective for up to 180 days, or such shorter period as is reasonably required to dispose of all securities covered by such registration statement; provided that the Company shall keep a registration statement filed pursuant to
Section 2 effective for an additional 90 days if reasonably required to dispose of all securities covered by such registration statement. With respect to any registration statement filed pursuant to Section 3 hereof, which Registrable Securities are intended to be offered on a continuous or delayed basis, such 180-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (i) includes any prospectus required by Section 10(a)(3) of the Act, or (ii) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (i) and (ii) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the 1934 Act in the registration statement.

       (b) Permit the Holders to participate through counsel reasonably acceptable to the Company in the preparation of such registration statement and, if specifically requested by such counsel, in discussions between the Company and the SEC or its staff with respect to such registration statement, and to include in such registration statement material, furnished to the Company in writing, that such counsel reasonably deems necessary to include in order to avoid potential liability for the Holders;

       (c) Make available for inspection by any selling Holder of Registrable Securities, any managing underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by the Company or managing underwriter, all financial and other records and pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such selling Holder, underwriter, attorney, accountant or agent in connection with such registration statement;

       (d) Notify the Holders promptly of any request by the SEC for the amending or supplementing of such registration statement or prospectus or of additional information;

       (e) Prepare and file with the SEC, and promptly notify the Holders of the filing of, such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement and as may be necessary to keep such registration statement effective for that period of time specified in Section 5(a) of this Agreement.

       (f) Prepare and file with the SEC promptly upon the request of any such Holders, any amendments or supplements to such registration statement or prospectus which, in the reasonable opinion of counsel for such Holders, is required under the Act or the rules and regulations thereunder in connection with the distribution of the Registrable Securities by such Holders.

       (g) Not file any amendment or supplement to the registration statement or prospectus to which any Holders shall reasonably object after having been furnished a copy a reasonable time prior to the filing thereof.

       (h) Notify the Holders promptly after it has received notice of the time when such registration statement has become effective or any supplement to any prospectus forming a part of such registration statement has been filed.

       (i) Advise each Holder promptly after it has received notice or obtained knowledge thereof of the issuance of any stop order by the SEC suspending the effectiveness of any such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

       (j) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

       (k) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business, to file a general consent to service of process, or to become subject to tax liability in any such states or jurisdictions, or to agree to any restrictions as to the conduct of its business in the ordinary course thereof.

       (l) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering, together with each Holder participating in such underwritten offering, as provided in Section 6(c).

       (m) Notify each Holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

       (n) Prepare and promptly file with the SEC, and promptly notify such Holders or their counsel of the filing of, any amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Act, any event has occurred as the result of which any such prospectus must be amended in order that it does not make any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

       (o) In case any of such Holders or any underwriter for any such Holders is required to deliver a prospectus at a time when the prospectus then in effect may no longer be used under the Act, prepare promptly upon request such amendment or amendments to such registration statement and such prospectus as may be necessary to permit compliance with the requirements of the Act.

       (p) If any of the Registrable Securities are then listed on any securities exchange, approved for quotation on The Nasdaq Stock Market, Inc. or other trading market, the Company will cause all such Registrable Securities covered by such registration statement to be listed or approved for quotation on such exchange, The Nasdaq Stock Market, Inc. or other trading market.

       (q) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Agreement, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion of the counsel representing the Company for the purposes of such registration, addressed to the underwriters and in form and substance as is customarily given to underwriters in an underwritten public offering, and (ii) a letter from the independent certified public accountants of the Company addressed to the underwriters, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering.

     6. Obligations of Holders. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that each of the selling Holders shall:

       (a) Furnish to the Company such information regarding themselves, the Registrable Securities held by them, the intended method of sale or other disposition of such securities, the identity of and compensation to be paid to any underwriters proposed to be employed in connection with such sale or other disposition if the registration is pursuant to Section 2 or 3, and such other information as may reasonably be required to effect the registration of their Registrable Securities.

       (b) Notify the Company, at any time when a prospectus relating to Registrable Securities covered by a registration statement is required to be delivered under the Act, of the happening of any event with respect to such selling Holder as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

       (c) In the event of any underwritten public offering, the right of any Holder to include his, her, or its Registrable Securities in such registration shall be conditioned upon such Holder participating in such underwriting, and each participating Holder shall enter into and perform its obligations under the underwriting agreement for such offering, and if requested to do so by the underwriters managing such offering, each Holder shall enter into a customary holdback agreement.

     7. Registration Expenses. The Company shall bear and pay all expenses incurred in connection with registrations, filings, or qualifications pursuant to this Agreement (other than underwriting discounts and commissions with respect to Registrable Securities included in such registration and any fees and costs of the Holders' legal counsel or other advisors), including (without limitation) all registration, filing, and qualification fees, Blue Sky fees and expenses, printers' and accounting fees, costs of approval of quotation on The Nasdaq Stock Market, Inc. or listing on other securities exchange or trading market, costs of furnishing such copies of each preliminary prospectus, final prospectus, and amendments thereto as each Holder may reasonably request, and fees and disbursements of counsel for the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2 or 3 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case the Holders participating in such offering and favoring such withdrawal shall bear such expenses); provided further, however, that if such registration request has been withdrawn by virtue of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant Section 2 or 3.


     8. Indemnification and Contribution. In the event any Registrable Securities are included in a registration statement under this Agreement:

       (a) The Company will indemnify and hold harmless each Holder, the officers and directors of each Holder, any underwriter (as defined in the Act) for such Holder, and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Exchange Act, for, from, and against any losses, claims, damages, or liabilities (joint or several) to which such person or persons may become subject under the Act, the Exchange Act, or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any Violation, and the Company will reimburse each such Holder, officer or director, underwriter, or controlling person for any legal or other expenses reasonably incurred by such person or persons in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the Company shall not be liable in any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, underwriter, or controlling person.

       (b) Each selling Holder will indemnify and hold harmless the Company, each of its officers and directors, and each person, if any, who controls the Company within the meaning of the Act, any underwriter, and any other Holder selling securities in such registration statement or any of its directors or officers or any person who controls such other Holder, for, from, and against any losses, claims, damages, or liabilities (joint or several) to which the Company or any such officer, director, controlling person, or underwriter or controlling person or other Holder may become subject, under the Act, the Exchange Act, or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such officer, director, controlling person, underwriter or controlling person, other Holder, officer, director, or controlling person in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Holder (such consent not to be unreasonably withheld). Notwithstanding anything to the contrary herein contained, a Holder's indemnity obligation, in such person's capacity as a Holder, shall be limited to the net proceeds received by such Holder from the offering out of which the indemnity obligation arises.

       (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnified party, except that such fees and expenses shall be paid by the indemnifying party if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 8, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 8.

       (d) To the extent the indemnification from the indemnifying party provided for in this Section 8 is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and indemnified party on the other hand in connection with the statements, omissions, or actions which resulted in such losses, claims, damages, liabilities, or expenses, as well as any other relevant equitable considerations. The relative fault of the such indemnifying party and the indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities, and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 8(c), any legal and other fees and expenses reasonably incurred by such indemnified party in connection with any investigation or proceedings. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 8(d). Notwithstanding the provisions of this Section 8(d), no Holder of Registrable Securities shall be required to contribute any amount in excess of the amount by which the total proceeds from the sale of Registrable Securities by such Holder (net of all underwriting discounts and commissions) pursuant to the registration statement that gives rise to such obligation to contribute exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. To the extent indemnification is available under this Section 8, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Section 8(a) or (b), as the case may be, without regard to the relative fault of said indemnifying parties or indemnified party or any other equitable consideration provided for in this Section 8(d).

       (e) The provisions of this Section 8 shall be applicable to each registration pursuant to this Agreement, shall be in addition to any liability that any party may have to any other party, and shall be a continuing right and shall survive the registration and sale of any of the Registrable Securities hereunder and the expiration or termination of this Agreement.

     9. Reports Under the 1934 Act. With a view to making available to the Holders the benefits of Form S-3 and Rule 144 promulgated under the Act, the Company agrees at all times after ninety (90) days after the effective date of the first registration filed by the Company for an offering of its securities to the general public to use its best efforts to:

       (a) make and keep public information available, as those terms are understood and defined in Rule 144;

       (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the Exchange Act; and

       (c) furnish to any Holder, as long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Act, and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such form.

     10. Limitation on Subsequent Registration Rights. From and after the date hereof, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder to require the Company to include shares or securities in any registration initiated under this Agreement, unless under the terms of such agreement such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the amount of Registrable Securities that is included in such registration.

     11. Amendment and Waiver. This Agreement may not be modified or amended other than by an agreement in writing. Any amendment or waiver of any provision under this Agreement may be effected only with the written consent of the Company and the Holders of at least a majority of the Registrable Securities then outstanding.

     12. Remedies.

       (a) The Company agrees that time is of the essence of each of the covenants contained herein and that, in the event of a dispute hereunder, this Agreement is to be interpreted and construed in a manner that will enable the Holders to sell their Registrable Securities as quickly as possible after such Holders have indicated to the Company that they desire to have their Registrable Securities registered. Any delay on the part of the Company not expressly permitted under this agreement or waived by the Holders, whether material or not, shall be deemed a material breach of this Agreement.

       (b) The parties hereto acknowledge and agree that the breach of any part of this Agreement may cause irreparable harm and that monetary damages alone may be inadequate. The parties therefore agree that any party shall be entitled to injunctive relief or such other applicable remedy as a court of competent jurisdiction may provide. Nothing contained herein will be construed to limit any party's right to any remedies at law, including recovery of damages for breach of any part of this Agreement.

     13. Joinder of Warrant Investors. Upon execution and delivery by a Warrant Investor of a Joinder Agreement and Warrant Investor Amendment to LLC Agreement upon exercise of such Warrant Investor's Warrant, such Warrant Investor shall be deemed to be an "Investor" under this Agreement, shall be entitled to all of the rights and privileges, and shall be bound by all of the obligations, of an Investor under this Agreement, as though such Warrant Investor had executed this Agreement as of the date hereof.

     14. Miscellaneous.

       (a) Controlling Law. This Agreement and all questions relating to its validity, interpretation, performance and enforcement, shall be governed by and construed in accordance with the laws of the state of Missouri, notwithstanding any Missouri or other conflict-of-law provisions to the contrary.

       (b) Notices. All notices, requests, demands, and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made, and received when delivered against receipt, upon receipt of a facsimile transmission, or upon actual receipt of registered or certified mail, postage prepaid, return receipt requested, addressed to the Company at its principal corporate offices, and addressed to any Holder at the address of such Holder as it appears in the stock or other securities ledger of the Company. Any party may alter the address to which communications or copies are to be sent by giving notice of such change to each of the other parties hereto in conformity with the provisions of this paragraph for the giving of notice.

       (c) Binding Nature of Agreement; Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective partners, shareholders, heirs, personal representatives, successors, and assigns, including without limitation and without the need for an express assignment, subsequent Holders of Registrable Securities; provided, however, that any subsequent Holders of Registrable Securities shall receive such assigned rights subject to all of the terms and conditions of this Agreement and no assignment of rights hereunder shall increase the obligations of the Company hereunder.

       (d) Entire Agreement. This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

       (e) Section Headings. The section headings in this Agreement are for convenience only; they form no part of this Agreement and shall not affect its interpretation.

       (f) Gender. Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context requires.

       (g) Indulgences, Not Waivers. Neither the failure nor any delay on the part of a party to exercise any right, remedy, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power, or privilege preclude any other or further exercise of the same or any other right, remedy, power, or privilege, nor shall any waiver of any right, remedy, power, or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power, or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

       (h) Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories. Any facsimile, photographic or xerographic copy of this Agreement, with all signatures reproduced on one or more sets of signature pages, shall be considered for all purposes as of it were an executed counterpart of this Agreement.

       (i) Provisions Separable. The provisions of this Agreement are independent and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

       (j) Termination. The rights granted pursuant to Sections 2 and 3 of this Agreement shall terminate upon the third anniversary of the Final Subordination Release Date, and the rights granted pursuant to Section 4 shall expire upon the fifth anniversary of the Final Subordination Release Date.


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                                       15

     IN WITNESS WHEREOF, this Investors Rights Agreement has been duly executed as of the day and year specified at the beginning hereof.


                                INERGY PARTNERS, LLC

                                    /s/  JOHN J. SHERMAN
                                By:______________________________
                                   John J. Sherman, President and
                                   Managing Member


                                KCEP VENTURES II, L.P.
                                By:  KCEP II, L.C., its general partner

                                     /s/  DAVID J. SCHULTE
                                By:_____________________________
                                   David J. Schulte
                                   Managing Director of KCEP II, L.C.


                                MORAMERICA CAPITAL CORPORATION
                                By: InvestAmerica Investment Advisors, Inc.,
                                    Agent

                                    /s/  KEVIN F. MULLANE
                                By:_____________________________
                                   Kevin F. Mullane, Vice President


                                NDSBIC, L.P.
                                By:  InvestAmerica ND, L.L.C., General Partner
                                By:  InvestAmerica ND Management, Inc.

                                     /s/  KEVIN F. MULLANE
                                By:_____________________________
                                   Kevin F. Mullane, Vice President


                               SIGNATURE PAGE TO
                           INVESTORS RIGHTS AGREEMENT

                                KANSAS VENTURE CAPITAL, INC., a Kansas
                                corporation

                                    /s/  JOHN S. DALTON
                                By:_____________________________
                                   John S. Dalton, President



                                MIDSTATES CAPITAL, L.P., a Kansas limited
                                partnership
                                By: Midstates Partners, L.L.C., its general
                                    partner

                                    /s/  BART S. BERGMAN
                                By:_____________________________
                                   Bart S. Bergman, Principal



                                DIAMOND STATE VENTURES, L.P.
                                By: DSV Management LLC, its general partner

                                     /s/  JOE T. HAYS
                                By:_____________________________
                                   Joe T. Hays, President



                                ROCKY MOUNTAIN MEZZANINE FUND, II LP
                                By: Rocky Mountain Capital Partners, LLP, as general partner

                                    /s/  PAUL A. LYONS, JR.
                                By:_____________________________
                                   Paul A. Lyons, Jr., Partner


                                FIRSTAR CAPITAL CORPORATION, an
                                Ohio corporation

                                     /s/  RICK  CROPPER
                                By:_____________________________
                                   Rick Cropper

                               SIGNATURE PAGE TO
                           INVESTORS RIGHTS AGREEMENT

                              EAGLE FUND I, LP
                              By:  Eagle Fund, LLC, its general partner
                              By: Mississippi Valley Capital Company, its sole member

                                   /s/  SCOTT D. FESLER
                              By: ______________________________
                                  Scott D. Fesler, President



                              RNG INVESTMENTS, L.P., a Delaware Limited
                              Partnership

                                   /s/  RICHARD C. GREEN, JR.
                              By: _________________________________
                                  Richard C. Green, Jr., Managing General
                                  Partner




                               SIGNATURE PAGE TO
                           INVESTORS RIGHTS AGREEMENT